Exhibit 32


                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned certifies for purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code, in his capacity as the chief executive officer of Tree Top Industries, Inc., ("Tree Top") that to his knowledge, the Quarterly Report of Tree Top on Form 10-QSB for the period ended
June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents in all material respects the financial condition and results of operation of Iron Star.


Date: August 12, 2005                   /s/David Reichman
                             -------------------------------------------
                                         David Reichman
                                     Chief Executive Officer